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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): September 25, 1997


                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



            Delaware                                   1-10934                                      39-1715850
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)
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       Lake Superior Place, 21 West Superior Street, Duluth, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.           OTHER EVENTS

     The  Consolidated  Statement  of Financial  Position of Lakehead  Pipe Line
Company, Inc., at December 31, 1996 and 1995 has been prepared and is included as Exhibit 99.1 to this Form 8-K. Lakehead Pipe Line Company, Inc. is the
General Partner of Lakehead Pipe Line Partners, L.P.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description
-----------       -----------

 99.1          Consolidated  Statement  of Financial  Position of Lakehead  Pipe
               Line Company,  Inc. at December 31, 1996 and 1995,  together with
               Report of Independent Public Accountants.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LAKEHEAD PIPE LINE PARTNERS, L.P.
                                                    (Registrant)

                                  By:  Lakehead Pipe Line Company, Inc.
                                          as General Partner


                                       /s/  M. A. Maki
                                       ------------------------------------
                                            M. A. Maki
                                            Chief Accountant
                                            (Principal Financial and
                                               Accounting Officer)


Date:  September 25, 1997



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